Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Cor H. Verhagen
Name:	Cor H. Verhagen

1 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Peter G. Kunkel
Name:	Peter G. Kunkel

2 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Colette Vargas
Name:	Colette Vargas

3 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Joe Carusone
Name:	Joe Carusone

4 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint James P. Larkin and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Robert F. Colby
Name:	Robert F. Colby

5 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ William Busler
Name:	William Busler

6 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ James P. Larkin
Name:	James P. Larkin

7 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Ronald Mosher
Name:	Ronald Mosher

8 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Peter Post
Name:	Peter Post

9 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Steven Frushtick
Name:	Steven Frushtick

10 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ William Brown, Jr.
Name:	William Brown, Jr.

11 of 12

Exhibit 13
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	TBD
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ John Mallett
Name:	John Mallett

12 of 12